UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

         DATE OF REPORT (Date of earliest event reported): May 17, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                   000-31951               35-1594017
(State or other jurisdiction (Commission File No.) (IRS Employer Identification
      of incorporation)                                         No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

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Items 1-4.                 Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

                           See attached press release.

Item 6.                    Not Applicable.

Item 7.                    Financial Statements and Exhibits.

                           (a) Not applicable.

                           (b) Not applicable.

                           (c) Not applicable.

Item 8.                    Not Applicable.

Item 9.                    (99) Quarterly Financial Statement

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 17, 2002.

                                         MONROE BANCORP



                                         /s/ Gordon M. Dyott
                                         -----------------------------
                                         Gordon M. Dyott
                                         Senior Vice President
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                                  EXHIBIT INDEX



(99)              Quarterly Financial Statement